                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/Vance D. Coffman                             September 25, 1997
   ----------------
   Vance D. Coffman
   Chief Executive Officer,
   Vice Chairman and Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Marcus C. Bennett                           September 25, 1997
    -----------------
    Marcus C. Bennett
    Executive Vice President,
    Chief Financial Officer and Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Todd J. Kallman                             September 25, 1997
    ---------------
    Todd J. Kallman
    Vice President, Controller and
    Chief Accounting Officer

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Norman R. Augustine                         September 25, 1997
    -------------------
    Norman R. Augustine
    Director and Chairman of the Board

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Lynne V. Cheney                             September 25, 1997
    ---------------
    Lynne V. Cheney
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Houston I. Flournoy                         September 25, 1997
    -------------------
    Houston I. Flournoy
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ James F. Gibbons                            September 25, 1997
    ----------------
    James F. Gibbons
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Edward E. Hood, Jr.                         September 25, 1997
    -------------------
    Edward E. Hood, Jr.
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Caleb B. Hurtt                              September 25, 1997
    --------------
    Caleb B. Hurtt
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Vincent N. Marafino                         September 25, 1997
    -------------------
    Vincent N. Marafino
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Eugene F. Murphy                            September 25, 1997
    ----------------
    Eugene F. Murphy
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Allen E. Murray                             September 25, 1997
    ---------------
    Allen E. Murray
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Peter B. Teets                              September 25, 1997
    --------------
    Peter B. Teets
    President, Chief Operating Officer
    and Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Frank Savage                                September 25, 1997
    ------------
    Frank Savage
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Daniel M. Tellep                            September 25, 1997
    ----------------
    Daniel M. Tellep
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Carlisle A.H. Trost                         September 25, 1997
    -------------------
    Carlisle A.H. Trost
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ James R. Ukropina                           September 25, 1997
    -----------------
    James R. Ukropina
    Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     1) Deferred Performance Pay Plan of Lockheed Martin Corporation Space and Strategic Missiles Sector



/s/ Douglas C. Yearley                          September 25, 1997
    ------------------
    Douglas C. Yearley
    Director